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                                                                    EXHIBIT 23.4


                   CONSENT of INDEPENDENT PETROLEUM ENGINEERS


         We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Seagull Energy Corporation and subsidiaries (the Company) for the year ended December 31, 1996, into the Company's registration statement on Form S-3, to which this consent is an exhibit. We further consent to the reference to our firm under the heading "Experts" in the Prospectus included in the Registration Statement.





                                    /s/  DeGOLYER AND MacNAUGHTON

                                         DeGOLYER AND MacNAUGHTON



Dallas, Texas
August 29, 1997